Exhibit 99.2

Global Net Lease, Inc.

Supplemental Information

Quarter ended March 31, 2018 (unaudited)

Please note that totals may not add due to rounding.

Forward-looking Statements:

This supplemental package includes “forward looking statements”. Forward-looking statements may be identified by the use of words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or the negative of these words and phrases or similar words or phrases. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the factors included in (i) the Annual Report on Form 10-K for the year ended December 31, 2017 of Global Net Lease, Inc. (the “Company”) filed on February 28, 2018, including those set forth under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Business,” and (ii) in future periodic reports filed by the Company under the Securities Exchange Act of 1934, as amended. While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward- looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this press release, except as required by applicable law. For a further discussion of these and other factors that could impact the Company’s future results, performance or transactions, see the section entitled “Risk Factors” in the Annual Report on Form 10-K for the year ended December 31, 2017 filed on February 28, 2018, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission. Prospective investors should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

Non-GAAP Financial Measures

This section includes non-GAAP financial measures, including Funds from Operations (“FFO”), Core Funds from Operations (“Core FFO”) and Adjusted Funds from Operations (“AFFO”). A description of these non-GAAP measures and reconciliations to the most directly comparable GAAP measure, which is net income, is provided below.

Funds from Operations, Core Funds from Operations and Adjusted Funds from Operations

Funds From Operations

Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts (“NAREIT”), an industry trade group, has promulgated a measure known as FFO, which we believe to be an appropriate supplemental measure to reflect the operating performance of a REIT. FFO is not equivalent to net income or loss as determined under GAAP.

We define FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT, as revised in February 2004 (the “White Paper”). The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding gains or losses from sales of property but including asset impairment write-downs, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO. Our FFO calculation complies with NAREIT’s definition.

The historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, and straight-line amortization of intangibles, which implies that the value of a real estate asset diminishes predictably over time, especially if not adequately maintained or repaired and renovated as required by relevant circumstances or as requested or required by lessees for operational purposes in order to maintain the value disclosed. We believe that, because real estate values historically rise and fall with market conditions, including inflation, interest rates, unemployment and consumer spending, presentations of operating results for a REIT using historical accounting for depreciation and certain other items may be less informative. Historical accounting for real estate involves the use of GAAP. Any other method of accounting for real estate such as the fair value method cannot be construed to be any more accurate or relevant than the comparable methodologies of real estate valuation found in GAAP. Nevertheless, we believe that the use of FFO, which excludes the impact of real estate related depreciation and amortization, among other things, provides a more complete understanding of our performance to investors and to management, and when compared year over year, reflects the impact on our operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses, and interest costs, which may not be immediately apparent from net income.

Core Funds From Operations

In calculating Core FFO, we start with FFO, then we exclude certain non-core items such as acquisition- and transaction-related costs, as well as certain other costs that are considered to be non-core, such as fire loss and other costs related to damages at our properties. The purchase of properties, and the corresponding expenses associated with that process, is a key operational feature of our core business plan to generate operational income and cash flows in order to make dividend payments to stockholders. In evaluating investments in real estate, we differentiate the costs to acquire the investment from the operations derived from the investment. By excluding expensed acquisition- and transaction-related costs as well as non-core costs, we believe Core FFO provides useful supplemental information that is comparable for each type of real estate investment and is consistent with management’s analysis of the investing and operating performance of our properties.

Adjusted Funds From Operations

In calculating AFFO, we start with Core FFO, then we exclude certain income or expense items from AFFO that we consider more reflective of investing activities, other non-cash income and expense items and the income and expense effects of other activities that are not a fundamental attribute of our business plan. These items include early extinguishment of debt and unrealized gains and losses, which may not ultimately be realized, such as gains or losses on derivative instruments, gains and losses on foreign currency transactions, and gains and losses on investments. In addition, by excluding non-cash income and expense items such as amortization of above-market and below-market leases intangibles, amortization of deferred financing costs, straight-line rent and equity-based compensation from AFFO, we believe we provide useful information regarding income and expense items which have a direct impact on our ongoing operating performance. We also include the realized gains or losses on foreign currency exchange contracts for AFFO as such items are part of our ongoing operations and affect the current operating performance of the Company. By providing AFFO, we believe we are presenting useful information that can be used to better assess the sustainability of our ongoing operating performance without the impacts of transactions that are not related to the ongoing profitability of our portfolio of properties. We also believe that AFFO is a recognized measure of sustainable operating performance by the REIT industry. Further, we believe AFFO is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies.

In calculating AFFO, we exclude certain expenses which under GAAP are characterized as operating expenses in determining operating net income. All paid and accrued merger, acquisition and transaction related fees and certain other expenses negatively impact our operating performance during the period in which expenses are incurred or properties are acquired will also have negative effects on returns to investors, but are not reflective of our on-going performance. AFFO that excludes such costs and expenses would only be comparable to companies that did not have such activities. Further, under GAAP, certain contemplated non-cash fair value and other non-cash adjustments are considered operating non-cash adjustments to net income. In addition, as discussed above, we view gains and losses from fair value adjustments as items which are unrealized and may not ultimately be realized and not reflective of ongoing operations and are therefore typically adjusted for when assessing operating performance. Excluding income and expense items detailed above from our calculation of AFFO provides information consistent with management’s analysis of the operating performance of the Company. Additionally, fair value adjustments, which are based on the impact of current market fluctuations and underlying assessments of general market conditions, but can also result from operational factors such as rental and occupancy rates, may not be directly related or attributable to our current operating performance. By excluding such changes that may reflect anticipated and unrealized gains or losses, we believe AFFO provides useful supplemental information.

Caution on Use of Non-GAAP Measures

FFO, Core FFO, and AFFO should not be construed to be more relevant or accurate than the current GAAP methodology in calculating net income or in its applicability in evaluating our operating performance. The method utilized to evaluate the value and performance of real estate under GAAP should be construed as a more relevant measure of operational performance and considered more prominently than the non-GAAP FFO, Core FFO and AFFO measures. Other REITs may not define FFO in accordance with the current NAREIT definition (as we do), or may interpret the current NAREIT definition differently than we do, or may calculate Core FFO or AFFO differently than we do. Consequently, our presentation of FFO, Core FFO and AFFO may not be comparable to other similarly-titled measures presented by other REITs.

We consider FFO, Core FFO and AFFO useful indicators of our performance. Because FFO, Core FFO and AFFO calculations exclude such factors as depreciation and amortization of real estate assets and gains or losses from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), FFO, Core FFO and AFFO presentations facilitate comparisons of operating performance between periods and between other REITs in our peer group.

As a result, we believe that the use of FFO, Core FFO and AFFO, together with the required GAAP presentations, provide a more complete understanding of our performance including relative to our peers and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities. However, FFO, Core FFO and AFFO are not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Investors are cautioned that FFO, Core FFO and AFFO should only be used to assess the sustainability of our operating performance excluding these activities, as they exclude certain costs that have a negative effect on our operating performance during the periods in which these costs are incurred.

Adjusted Earnings before Interest, Taxes, Depreciation and Amortization, Net Operating Income, Cash Net Operating Income and Adjusted Cash Net Operating Income.

We believe that earnings before interest, taxes, depreciation and amortization adjusted for acquisition and transaction-related expenses, other non-cash items and including our pro-rata share from unconsolidated joint ventures (“Adjusted EBITDA”) is an appropriate measure of our ability to incur and service debt. Adjusted EBITDA should not be considered as an alternative to cash flows from operating activities, as a measure of our liquidity or as an alternative to net income as an indicator of our operating activities. Other REITs may calculate Adjusted EBITDA differently and our calculation should not be compared to that of other REITs.

Net operating income (“NOI”) is a non-GAAP financial measure equal to net income (loss), the most directly comparable GAAP financial measure, less discontinued operations, interest, other income and income from preferred equity investments and investment securities, plus corporate general and administrative expense, acquisition and transaction-related expenses, depreciation and amortization, other non-cash expenses and interest expense. NOI is adjusted to include our pro rata share of NOI from unconsolidated joint ventures. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition activity on an unlevered basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income (loss) as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income (loss) as an indication of our performance or to cash flows as a measure of our liquidity.

Cash net operating income, or Cash NOI, is a non-GAAP financial measure that is intended to reflect the performance of our properties. We define Cash NOI as net operating income (which is separately defined herein) excluding amortization of above/below market lease intangibles and straight-line adjustments that are included in GAAP lease revenues. We believe that Cash NOI is a helpful measure that both investors and management can use to evaluate the current financial performance of our properties and it allows for comparison of our operating performance between periods and to other REITs. Cash NOI should not be considered as an alternative to net income, as an indication of our financial performance, or to cash flows as a measure of liquidity or our ability to fund all needs. The method by which we calculate and present Cash NOI may not be directly comparable to the way other REITs present Cash NOI.

Key Metrics

As of and for the three months ended March 31, 2018

Amounts in thousands, except per share data, ratios and percentages

Financial Results
Rental Income	$63,792
Net income attributable to common stockholders	$2,361
Basic and diluted net income per share attributable to common stockholders [1]	$0.03
Cash NOI [2]	$59,665
Adjusted EBITDA [2]	$51,734
AFFO attributable to common stockholders [2]	$35,081
Dividends paid per share - first quarter	$0.53
Dividend yield - annualized, based on quarter end share price	12.6%
Dividend payout ratio - first quarter	102.4%

Balance Sheet and Capitalization
Equity market capitalization - based on quarter end share price of $16.88 for common shares and $24.91 for preferred shares	$1,270,604
Net debt [3] [4] [10]	1,521,769
Enterprise value	2,792,373

Total capitalization	2,899,106

Total consolidated debt [4]	1,628,502
Total assets	3,133,122
Liquidity [5]	167,167

Common shares outstanding as of March 31, 2018 (thousands)	67,287
Share price, end of quarter	$16.88

Net debt to enterprise value	54.5%
Net debt to adjusted EBITDA (annualized)	7.4	x

Weighted-average interest rate cost [6]	2.8%
Weighted-average debt maturity (years) [7]	3.6
Interest Coverage Ratio [8]	4.4	x

Real Estate Portfolio
Number of properties	327
Number of tenants	103

Square footage (millions)	23.7
Leased	99.5%
Weighted-average remaining lease term (years) [9]	8.6

Footnotes:

[1]	Adjusted for net income (loss) attributable to common stockholders for common share equivalents.
[2]	This Non-GAAP metric is reconciled below.
[3]	Includes the effect of cash and cash equivalents.
[4]	Excludes the effect of deferred financing costs, net and mortgage (discount) premium, net.
[5]	Liquidity includes $60.4 million of availability under the credit facility and cash and cash equivalents.
[6]	The weighted average interest rate cost is based on the outstanding principal balance of the debt.
[7]	The weighted average debt maturity is based on the outstanding principal balance of the debt.
[8]	The interest coverage ratio is calculated by dividing adjusted EBITDA by cash paid for interest (interest expense less non- cash portion of interest expense and amortization of mortgage (discount) premium, net) for the quarter ended March 31, 2018. Adjusted EBITDA and cash paid for interest are Non-GAAP metrics and are reconciled below.
[9]	The weighted-average remaining lease term (years) is based on square feet.

Consolidated Balance Sheets

Amounts in thousands

	March 31, 2018	December 31, 2017
	(Unaudited)
ASSETS
Real estate investments, at cost:
Land	$418,878	$402,318
Buildings, fixtures and improvements	2,218,176	2,138,405
Construction in progress	2,572	2,328
Acquired intangible lease assets	648,353	629,626
Total real estate investments, at cost	3,287,979	3,172,677
Less accumulated depreciation and amortization	(375,484)	(339,931)
Total real estate investments, net	2,912,495	2,832,746
Cash and cash equivalents	106,733	102,425
Restricted cash	2,690	5,302
Derivative assets, at fair value	4,512	2,176
Unbilled straight-line rent	45,111	42,739
Prepaid expenses and other assets	30,817	22,617
Due from related parties	16	16
Deferred tax assets	1,057	1,029
Goodwill and other intangible assets, net	23,151	22,771
Deferred financing costs, net	6,540	6,774
Total Assets	$3,133,122	$3,038,595

LIABILITIES AND EQUITY
Mortgage notes payable, net	$1,038,894	$984,876
Revolving credit facilities	342,023	298,909
Term loan, net	236,783	229,905
Acquired intangible lease liabilities, net	31,967	31,388
Derivative liabilities, at fair value	19,738	15,791
Due to related parties	770	829
Accounts payable and accrued expenses	27,320	23,227
Prepaid rent	21,489	18,535
Deferred tax liability	16,269	15,861
Taxes payable	948	2,475
Dividends payable	2,426	2,556
Total Liabilities	1,738,627	1,624,352
Commitments and contingencies	—	—
Stockholders’ Equity:
7.25% Series A cumulative redeemable preferred shares	54	54
Common stock	2,003	2,003
Additional paid-in capital	1,859,746	1,860,058
Accumulated other comprehensive income	34,593	19,447
Accumulated deficit	(502,026)	(468,396)
Total Stockholders’ Equity	1,394,370	1,413,166
Non-controlling interest	125	1,077
Total Equity	1,394,495	1,414,243
Total Liabilities and Equity	$3,133,122	$3,038,595

Consolidated Statements of Operations

Amounts in thousands, except per share data

	Three Months Ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Revenues:
Rental income	$63,792	$62,556	$61,270	$60,214
Operating expense reimbursements	4,294	4,046	3,600	4,772
Total revenues	68,086	66,602	64,870	64,986

Expenses:
Property operating	7,470	6,849	7,202	7,570
Fire (recovery) loss	(79)	(150)	(305)	500
Operating fees to related parties	6,831	6,624	6,390	5,713
Acquisition and transaction related	1,325	(301)	1,141	443
General and administrative	2,051	2,357	2,468	2,053
Equity-based compensation	(832)	(1,177)	(391)	(2,235)
Depreciation and amortization	29,496	28,558	29,879	27,497
Total expenses	46,262	42,760	46,384	41,541
Operating income	21,824	23,842	18,486	23,445
Other income (expense):
Interest expense	(12,975)	(12,806)	(12,479)	(11,634)
Gains (losses) on dispositions of real estate investments	—	—	275	(143)
Loss on derivative instruments	(2,935)	(1,719)	(3,125)	(2,990)
Unrealized (loss) gain on undesignated foreign currency advances and other hedge ineffectiveness	(43)	86	88	(2,971)
Other income	11	10	2	3
Total other expense, net	(15,942)	(14,429)	(15,239)	(17,735)
Net income before income taxes	5,882	9,413	3,247	5,710
Income tax expense	(1,070)	(964)	(760)	(510)
Net income	4,812	8,449	2,487	5,200
Net income attributable to non-controlling interest	—	—	—	—
Preferred stock dividends	(2,451)	(2,451)	(383)	—
Net income attributable to common stockholders	$2,361	$5,998	$2,104	$5,200

Basic and Diluted Earnings Per Share:
Basic and diluted net income per share attributable to common stockholders	$0.03	$0.09	$0.03	$0.08
Basic and diluted weighted average shares outstanding	67,287	67,287	67,287	66,652

Non-GAAP Measures

Amounts in thousands, except per share data

	Three Months Ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
EBITDA:
Net income	$4,812	$8,449	$2,487	$5,200
Depreciation and amortization	29,496	28,558	29,879	27,497
Interest expense	12,975	12,806	12,479	11,634
Income tax expense	1,070	964	760	510
EBITDA	48,353	50,777	45,605	44,841

Adjusted EBITDA:
Equity-based compensation	(832)	(1,177)	(391)	(2,235)
Acquisition and transaction related	1,325	(301)	1,141	443
(Gain) loss on disposition of real estate investments	—	—	(275)	143
Fire (recovery) loss	(79)	(150)	(305)	500
Loss on derivative instruments	2,935	1,719	3,125	2,990
Unrealized losses (gains) on undesignated foreign currency advances and other hedge ineffectiveness	43	(86)	(88)	2,971
Other income	(11)	(10)	(2)	(3)
Adjusted EBITDA	51,734	50,772	48,810	49,650

Net Operating Income (NOI):
Operating fees to related parties	6,831	6,624	6,390	5,713
General and administrative	2,051	2,357	2,468	2,053
NOI	60,616	59,753	57,668	57,416

Cash Net Operating Income (Cash NOI):
Amortization of above- and below- market leases and ground lease assets and liabilities, net	552	533	489	504
Straight-line rent	(1,503)	(1,550)	(2,070)	(3,039)
Cash NOI	$59,665	$58,736	$56,087	$54,881

Cash Paid for Interest:
Interest Expense	$12,975	$12,806	$12,479	$11,634
Non-cash portion of interest expense	(901)	(1,399)	(1,198)	(943)
Amortization of mortgage (discount) premium, net	(267)	(262)	(261)	(151)
Total cash paid for interest	$11,807	$11,145	$11,020	$10,540

Non-GAAP Measures

Amounts in thousands, except per share data

	Three Months Ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Funds from operations (FFO):
Net income attributable to common stockholders (in accordance with GAAP) [1]	$2,361	$5,998	$2,104	$5,200
Depreciation and amortization	29,496	28,558	29,879	27,497
(Gains) losses on dispositions of real estate investments	—	—	(275)	143
Proportionate share of adjustments for non-controlling interest to arrive at FFO	—	(3)	—	(4)
FFO (as defined by NAREIT) attributable to common stockholders	31,857	34,553	31,708	32,836

Acquisition and transaction fees [2]	1,325	(301)	1,141	443
Fire (recovery) loss [3]	(79)	(150)	(305)	500
Proportionate share of adjustments for non-controlling interest to arrive at Core FFO	—	1	—	—
Core FFO attributable to common stockholders	33,103	34,103	32,544	33,779
Non-cash equity-based compensation	(832)	(1,177)	(391)	(2,235)
Non-cash portion of interest expense	901	1,399	1,198	943
Amortization of above and below-market leases and ground lease assets and liabilities, net	552	533	489	504
Straight-line rent	(1,503)	(1,550)	(2,070)	(3,039)
Unrealized losses (gains) on undesignated foreign currency advances and other hedge ineffectiveness	43	(86)	(88)	2,971
Eliminate unrealized losses on foreign currency transactions [4]	2,550	1,681	3,598	3,111
Amortization of mortgage discount and premiums, net	267	262	261	151
Deferred tax benefit	—	—	(693)	—
Proportionate share of adjustments for non-controlling interest to arrive at AFFO	—	—	—	(3)
Adjusted funds from operations (AFFO) attributable to common stockholders	$35,081	$35,165	$34,848	$36,182

Weighted average common shares outstanding	67,287	67,287	67,287	66,652
FFO per common share	$0.47	$0.51	$0.47	$0.49
Core FFO per common share	0.49	0.51	0.48	0.51
Dividends declared [5]	$35,833	$35,955	$35,857	$35,492

Footnotes:

[1]	Includes an out-of-period adjustment of $0.5 million during the three months ended June 30, 2017 for additional rental income and unbilled straight-line rent.
[2]	Includes merger related, and other costs, as applicable.
[3]	(Recovery)/loss arising from clean-up costs related to a fire sustained at one of our office properties.
[4]	For AFFO purposes, we add back unrealized losses (gains). For the three months ended March 31, 2018, losses on derivative instruments were $2.9 million, which were comprised of unrealized losses of $2.6 million and realized losses of $0.3 million. For the three months ended December 31, 2017, losses on derivative instruments were $1.7 million, which were comprised of unrealized losses of $1.7 million and realized losses of $38 thousand. For the three months ended September 30, 2017, losses on derivative instruments were $3.1 million, which were comprised of unrealized losses of $3.6 million offset by net realized gains of $0.5 million. For the three months ended June 30, 2017, losses on derivative instruments were $3.0 million, which were comprised of unrealized losses of $3.1 million, offset by realized gains of $0.1 million.
[5]	Dividends declared to common stockholders only, and do not include distributions to non-controlling interest holders or holders of Series A Preferred Stock.

Debt Overview

As of March 31, 2018

Amounts in thousands, except ratios and percentages

Year of Maturity	Number of Encumbered Properties	Weighted-Average Debt Maturity (Years)	Weighted-Average Interest Rate [1]	Total Outstanding Balance [2]	Percent
Non-Recourse Debt
2018 (remainder)	9	0.5	3.2%	$136,943
2019	14	1.4	1.8%	302,419
2020	40	2.4	2.4%	342,082
2021	6	3.3	3.2%	35,146
2022	—	—	—%	—
Thereafter	20	9.6	4.4%	230,025
Total Non-Recourse Debt	89	3.5	2.8%	1,046,615	64%

Recourse Debt
Revolving Credit Facility		3.3	3.3%	342,023
Term Loan Facility		4.3	2.3%	239,864
Total Recourse Debt		3.7	2.9%	581,887	36%

Total Debt		3.6	2.8%	$1,628,502	100%

Total Debt by Currency				Percent
USD				36%
EUR				42%
GBP				22%
Total				100%

Footnotes:

[1]	As of March 31, 2018, the Company’s total combined debt was 82.9% fixed rate or swapped to a fixed rate and 17.1% floating rate.

[2]	Excludes the effect of deferred financing costs, net and mortgage (discount) premium, net. Current balances as of March 31, 2018 are shown in the year the loan matures.

Future Minimum Lease Rents

As of March 31, 2018

Amounts in thousands

Future Minimum Base Rent Payments [1]
2018 (remainder)	$193,051
2019	260,420
2020	263,576
2021	261,787
2022	252,279
2023	228,099
Thereafter	702,272
Total	$2,161,484

Footnotes:

[1]	Base rent assumes exchange rates of £1.00 to $1.40 for GBP and €1.00 to $1.23 for EUR as of March 31, 2018 for illustrative purposes, as applicable.

Top Ten Tenants

As of March 31, 2018

Amounts in thousands, except percentages

Tenant / Lease Guarantor	Property Type	Tenant Industry	Annualized SL Rent [1]	SL Rent Percent
FedEx	Distribution	Freight	$12,309	5%
Government Services Administration (GSA)	Office	Government	12,013	5%
Foster Wheeler	Office	Engineering	11,904	5%
RWE AG	Office	Utilities	11,746	4%
ING Bank	Office	Financial Services	9,804	4%
Finnair	Industrial	Aerospace	9,724	4%
Family Dollar	Retail	Discount Retail	8,125	3%
Harper Collins	Distribution	Publishing	7,191	3%
Trinity Health	Office	Healthcare	6,584	3%
Tokmanni	Office	Discount Retail	6,347	2%
Subtotal			95,747	36%

Remaining portfolio			167,371	64%

Total Portfolio			$263,118	100%

Footnotes:

[1]	SL Rent (Straight-line rent) is on an annualized basis and assumes exchange rates of £1.00 to $1.40 for GBP and €1.00 to $1.23 for EUR as of March 31, 2018 for illustrative purposes, as applicable.

Diversification by Property Type

As of March 31, 2018

Amounts in thousands, except percentages

	Total Portfolio				Unencumbered Portfolio [2]
Property Type	Annualized SL Rent [1]	SL Rent Percent	Square Feet	Sq. ft. Percent	Annualized SL Rent [1]	SL Rent Percent	Square Feet	Sq. ft. Percent
Office	$152,404	58%	8,708	37%	$42,499	45%	2,424	26%
Industrial	51,861	20%	7,496	32%	25,453	27%	3,714	40%
Distribution	34,121	13%	5,344	23%	13,810	15%	2,157	23%
Retail	24,732	9%	2,109	8%	13,384	13%	1,059	11%
Total	$263,118	100%	23,657	100%	$95,146	100%	9,354	100%

Footnotes:

[1]	SL Rent (Straight-line rent) is on an annualized basis and assumes exchange rates of £1.00 to $1.40 for GBP and €1.00 to $1.23 for EUR as of March 31, 2018 for illustrative purposes, as applicable.

[2]	Includes properties on the credit facility borrowing base.

Diversification by Tenant Industry

As of March 31, 2018

Amounts in thousands, except percentages

	Total Portfolio				Unencumbered Portfolio [3]
Industry Type	Annualized SL Rent [1]	SL Rent Percent	Square Feet	Sq. ft. Percent	Annualized SL Rent [1]	SL Rent Percent	Square Feet	Sq. ft. Percent
Financial Services	$36,486	14%	2,316	10%	$4,867	5%	446	5%
Technology	17,217	7%	1,047	4%	4,170	4%	165	2%
Discount Retail	16,323	6%	1,786	8%	9,976	10%	985	11%
Aerospace	15,501	6%	1,258	5%	2,992	3%	233	2%
Telecommunications	15,227	6%	913	4%	2,480	3%	133	1%
Government	14,412	5%	536	2%	11,547	12%	424	5%
Healthcare	13,680	5%	647	3%	7,372	8%	423	5%
Utilities	13,537	5%	673	3%	—	—%	—	—%
Freight	13,248	5%	1,391	6%	9,559	10%	1,060	11%
Engineering	11,904	5%	366	2%	—	—%	—	—%
Energy	11,848	5%	1,043	4%	9,255	10%	821	9%
Pharmaceuticals	9,789	4%	390	2%	1,970	2%	90	1%
Auto Manufacturing	7,982	3%	2,068	9%	5,225	5%	1,067	11%
Retail Food Distribution	7,905	3%	1,128	5%	825	1%	170	2%
Publishing	7,191	3%	873	4%	—	—%	—	—%
Metal Processing	6,347	2%	1,080	5%	4,219	4%	760	8%
Metal Fabrication	5,368	2%	720	3%	2,120	2%	297	3%
Automotive Parts Supplier	3,649	1%	411	2%	1,311	1%	91	1%
Logistics	3,448	1%	1,273	5%	—	—%	—	—%
Restaurant - Quick Service	3,408	1%	74	—%	3,408	4%	74	1%
Specialty Retail	3,209	1%	280	1%	—	—%	—	—%
Other [2]	25,439	10%	3,384	13%	13,850	16%	2,115	22%
Total	$263,118	100%	23,657	100%	$95,146	100%	9,354	100%

Footnotes:

[1]	SL Rent (Straight-line rent) is on an annualized basis and assumes exchange rates of £1.00 to $1.40 for GBP and €1.00 to $1.23 for EUR as of March 31, 2018 for illustrative purposes, as applicable.

[2]	Other includes 20 industry types as of March 31, 2018.

[3]	Includes properties on the credit facility borrowing base.

Diversification by Geography

As of March 31, 2018

Amounts in thousands, except percentages

	Total Portfolio				Unencumbered Portfolio [2]
Region	Annualized SL Rent [1]	SL Rent Percent	Square Feet	Sq. ft. Percent	Annualized SL Rent [1]	SL Rent Percent	Square Feet	Sq. ft. Percent
United States	$125,641	47.6%	13,050	55.1%	$83,384	87.7%	8,751	93.7%
Michigan	21,682	8.2%	2,665	11.3%	15,034	15.8%	1,849	19.8%
Texas	20,588	7.8%	1,870	7.9%	13,507	14.2%	1,246	13.3%
California	12,890	4.9%	675	2.9%	4,170	4.4%	165	1.8%
New Jersey	9,012	3.4%	397	1.7%	686	0.7%	48	0.5%
Tennessee	7,102	2.7%	789	3.3%	5,368	5.6%	327	3.5%
Ohio	4,533	1.7%	618	2.6%	3,586	3.8%	451	4.8%
Indiana	4,520	1.7%	1,114	4.7%	3,497	3.7%	574	6.1%
Illinois	4,095	1.6%	789	3.3%	4,095	4.3%	789	8.4%
Missouri	3,427	1.3%	309	1.3%	3,427	3.6%	309	3.3%
South Carolina	3,296	1.3%	414	1.8%	3,296	3.5%	414	4.4%
Florida	3,014	1.1%	206	0.9%	3,014	3.2%	206	2.2%
Kentucky	2,740	1.0%	355	1.5%	2,740	2.9%	355	3.8%
New York	2,398	0.9%	221	0.9%	450	0.5%	63	0.7%
Minnesota	2,138	0.8%	150	0.6%	781	0.8%	117	1.3%
Mississippi	2,105	0.8%	381	1.6%	2,105	2.2%	381	4.1%
Pennsylvania	1,952	0.7%	234	1.0%	1,389	1.5%	121	1.3%
Maine	1,879	0.7%	50	0.2%	1,879	2.0%	50	0.5%
Massachusetts	1,757	0.7%	127	0.5%	1,757	1.8%	127	1.4%
North Carolina	1,546	0.6%	192	0.8%	786	0.8%	123	1.3%
South Dakota	1,301	0.5%	54	0.2%	1,301	1.4%	54	0.6%
Kansas	1,275	0.5%	179	0.8%	1,275	1.3%	179	1.9%
Louisiana	1,264	0.5%	137	0.6%	1,264	1.3%	137	1.5%
Nebraska	1,222	0.5%	116	0.5%	564	0.6%	58	0.6%
Vermont	1,166	0.4%	213	0.9%	—	—%	—	—%
Colorado	1,088	0.4%	27	0.1%	1,088	1.1%	27	0.3%
West Virginia	980	0.4%	104	0.4%	—	—%	—	—%
North Dakota	884	0.3%	47	0.2%	884	0.9%	47	0.5%
Oklahoma	825	0.3%	89	0.4%	825	0.9%	89	1.0%
Alabama	802	0.3%	74	0.3%	802	0.8%	74	0.8%
Maryland	785	0.3%	120	0.5%	785	0.8%	120	1.3%
New Mexico	556	0.2%	46	0.2%	556	0.6%	46	0.5%
Georgia	452	0.2%	41	0.2%	452	0.5%	41	0.4%
Montana	441	0.2%	54	0.2%	441	0.5%	54	0.6%
Utah	397	0.2%	20	0.1%	397	0.4%	20	0.2%
Delaware	361	0.1%	10	—%	361	0.4%	10	0.1%
New Hampshire	346	0.1%	83	0.4%	—	—%	—	—%
Iowa	296	0.1%	32	0.1%	296	0.3%	32	0.3%
Idaho	203	0.1%	16	0.1%	203	0.2%	16	0.2%
Arizona	156	0.1%	16	0.1%	156	0.2%	16	0.2%
Arkansas	91	—%	8	—%	91	0.1%	8	0.1%
Virginia	76	—%	8	—%	76	0.1%	8	0.1%
United Kingdom	58,242	22.1%	4,080	17.2%	196	0.2%	8	0.1%
Germany	22,196	8.4%	2,178	9.2%	—	—%	—	—%
The Netherlands	18,161	6.9%	1,039	4.4%	8,356	8.8%	530	5.7%
Finland	16,071	6.1%	1,457	6.2%	—	—%	—	—%
France	13,729	5.2%	1,632	6.9%	—	—%	—	—%
Luxembourg	5,867	2.2%	156	0.7%	—	—%	—	—%
US Province	3,211	1.5%	65	0.3%	3,210	3.3%	65	0.5%
Total	$263,118	100%	23,657	100%	$95,146	100%	9,354	100%

Footnotes:

[1]	SL Rent (Straight-line rent) is on an annualized basis and assumes exchange rates of £1.00 to $1.40 for GBP and €1.00 to $1.23 for EUR as of March 31, 2018 for illustrative purposes, as applicable.

[2]	Includes properties on the credit facility borrowing base.

Lease Expirations

As of March 31, 2018

Amounts in thousands, except ratios and percentages

Year of Expiration	Number of Leases Expiring	Annualized SL Rent [1]	Annualized SL Rent Percent	Leased Rentable Square Feet	Percent of Rentable Square Feet Expiring
		(In thousands)
2018 (Remaining)	—	$—	—%	—	—%
2019	—	—	—%	—	—%
2020	2	3,467	1.3%	386	1.6%
2021	2	4,944	1.9%	323	1.4%
2022	16	23,839	9.1%	1,553	6.6%
2023	30	29,098	11.1%	2,411	10.2%
2024	45	71,586	27.2%	5,887	25.0%
2025	39	39,682	15.1%	3,269	13.9%
2026	16	21,413	8.1%	2,038	8.7%
2027	15	6,756	2.6%	717	3.0%
2028	32	10,518	4.0%	1,427	6.1%
2029	106	22,279	8.5%	2,105	8.9%
2030	10	8,388	3.2%	458	1.9%
2031	—	—	—%	—	—%
2032	4	1,513	0.6%	296	1.3%
2033	1	6,347	2.4%	801	3.4%
Thereafter (>2033)	8	13,288	4.9%	1,861	8.0%
Total	326	$263,118	100%	23,532	100%

[1]	Annualized rental income converted from local currency into USD as of March 31, 2018 for the in-place lease in the property on a straight-line basis, which includes tenant concessions such as free rent, as applicable.